Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, D. Joseph Sandlin, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of AERVISION HOLDINGS, INC (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of November, 2013.

Dated:  November 14, 2013

/s/ D. Joseph Sandlin
D. Joseph Sandlin
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to AERVISION HOLDINGS, INC. and will be retained by AERVISION HOLDINGS, INC. and furnished to the Securities and Exchange Commission or its staff upon request.